                                                                    EXHIBIT 10.3

                    GENESYS TELECOMMUNICATIONS LABORATORIES
                    ---------------------------------------

                      RESTRICTED STOCK PURCHASE AGREEMENT
                      -----------------------------------



          This Agreement is made as of the 22nd day of January, 1997 by and between Genesys Telecommunications Laboratories, a California corporation (the "COMPANY"), and ______________ (the "PURCHASER").

          In consideration of the mutual covenants and representations herein set forth, the Company and Purchaser agree as follows:

          1.  Purchase and Sale of the Shares.  Subject to the terms and
              -------------------------------
conditions of this Agreement, the Company hereby agrees to sell to Purchaser and Purchaser agrees to purchase from the Company at the Closing 42,000 shares of the Company's Common Stock (the "SHARES") at a price of $0.75 per share (the "PURCHASE PRICE"), for an aggregate purchase price of $31,500 (the "AGGREGATE PURCHASE PRICE").

          2.  Closing.  The purchase and sale of the Shares shall occur at a
              -------
closing (the "CLOSING") to be held at a time to be mutually agreed upon by the Company and Purchaser. The Closing will take place at the principal office of the Company or at such other place as shall be designated by the Company. At the Closing, Purchaser shall deliver to the Company the Aggregate Purchase Price payable upon delivery to the Company, at the election of Purchaser, of (i) a check in the amount of $31,500 made payable to the Company, (ii) Purchaser's promissory note (the "NOTE") with a face principal amount of $31,500, substantially in the form attached hereto as Exhibit A, or a combination of
                                             ---------
check and Note. The Note shall be secured by a pledge of all of the Shares purchased hereunder, pursuant to a security agreement of even date herewith to be entered into between Purchaser and the Company (the "SECURITY AGREEMENT"), in the form attached hereto as Exhibit B. The Company will, promptly after execution of this Agreement, issue a stock certificate representing the Shares registered in the name of the Purchaser.

          3.  Repurchase Option.
              -----------------

          (a) In the event that Purchaser's continuous status as an employee or consultant of the Company (including a parent or subsidiary of the Company) terminates for any or no reason, including resignation, involuntary termination, death or disability (collectively, a "TERMINATION"), the Company shall upon the date of such Termination (as reasonably fixed and determined by the Company) (the "TERMINATION DATE") have an irrevocable right for a period of ninety (90) days from such Termination Date to repurchase any or all of the Unreleased Shares (as defined in Section 4 hereof) (the "REPURCHASE OPTION"), at the Purchase Price for the Unreleased Shares being repurchased (subject to adjustment as set forth in Section 11 hereof) (the "REPURCHASE PRICE").

          (b) The Repurchase Option shall be exercised by the Company within ninety (90) days following the Termination Date by delivering or mailing to Purchaser or Purchaser's executor, (i) written notice in the manner provided for in Section 15 hereof, and (ii) a check in the amount of the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price as described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

          (c) Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, or their respective shareholders from removing or otherwise terminating Purchaser's status as an employee or consultant of the Company.

          (d) The Company may assign its rights and delegate its duties under this Agreement, including the Repurchase Option. Accordingly, whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's Repurchase Option under this Agreement. If the Repurchase Option is assigned by the Company and the fair market value (as of the Termination
Date) of the Unreleased Shares being repurchased, as determined in good faith by the Board of Directors of the Company, exceeds the aggregate Repurchase Price, and such assignee exercises the Repurchase Option, then the assignee shall pay to the Company the difference between the fair market value of the Unreleased Shares that are repurchased and the aggregate Repurchase Price.

          4.  Release of Shares From Repurchase Option.
              ----------------------------------------

          (a) Provided in each case that Purchaser's continuous status as an employee or consultant of the Company has not terminated prior to such date:

          the Shares subject to this Agreement shall be released from the Repurchase Option to the extent of twenty-five percent (25%) of the Shares subject to this Agreement as of July 17, 1997 and one-forty-eighth (1/48th) of the Shares subject to the Agreement at the end of each month thereafter;

          in addition to the foregoing, unless expressly waived by Purchaser, in the event of (A) the sale of all or substantially all of the Company's assets or the merger or consolidation of the Company (or any series of transactions which results in such a merger or consolidation) with or into another company pursuant to which the shareholders of the Company immediately prior to the closing of such merger or consolidation (or series of transactions) own less than 50% of the voting securities of the surviving company immediately following the closing of such merger or consolidation (a "MERGER" and collectively with the sale of assets an "ACQUISITION"), and (B) the acquiror fails
                          ---
to provide Purchaser with both cash compensation and operational responsibility that is at least equal in terms of salary and benefits and operating duties, respectively, to that which Purchaser was receiving from the Company at the time of the Acquisition, then all of the Unreleased Shares will be released from the Repurchase Option as of the closing date of the Acquisition and become fully vested immediately prior to the closing of the Acquisition.

          (b) Any of the Shares which have not yet been released from the Company's Repurchase Option are referred to herein as "Unreleased Shares."

          5.  Representations of Purchaser.  In connection with Purchaser's
              ----------------------------
purchase of the Shares, Purchaser hereby represents and warrants to the Company as follows:

          (a) Investment Intent, Capacity to Protect Interests.  Purchaser is
              ------------------------------------------------
purchasing the Shares solely for his own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"). Purchaser also represents that the entire legal and beneficial interest of the Shares is being purchased, and will be held, for Purchaser's account only, and neither in whole or in part for any other person. Purchaser either has a pre-existing business or personal relationship with the Company or one or more of its officers, directors or controlling persons or by reason of Purchaser's business or financial experience or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect Purchaser's own interests in connection with this transaction.

          (b) Resident.  Purchaser's principal residence is as set forth on the
              --------
signature page hereof.

          (c) Information Concerning Company.  Purchaser has heretofore
              ------------------------------
discussed the Company and its plans, operations and financial condition with the Company's officers, knows that the Company is a highly speculative business and has heretofore received all such information as Purchaser has deemed necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Shares, and Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

          (d) Economic Risk.  Purchaser realizes that the purchase of the Shares
              -------------
will be a highly speculative investment and involves a high degree of risk, and Purchaser is able, without impairing his financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on Purchaser's investment.

          (e) Restricted Securities.  Purchaser understands and acknowledges
              ---------------------
that:

          (i) The sale of the Shares has not been registered under the Securities Act, and the Shares must be held indefinitely unless subsequently
                ---
registered under the Securities Act or an exemption from such registration is available (such as Rule 144 or the resale provisions of Rule 701 under the Securities Act) and the Company is under no obligation to register the Shares;

          (ii) The share certificate representing the Shares will be stamped with the legends specified in Section 9 hereof; and

          (iii) The Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

          (f) Disposition under the Securities Act.  Purchaser understands that
              ------------------------------------
the Shares are restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of purchase and payment of the Shares (unless Rule 701 promulgated under the Securities Act is available), and even then will not be available unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and
(iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions. Purchaser further understands that the resale provisions of Rule 701, if available, will not apply until 90 days after the Company becomes subject to the reporting obligations under the Securities Exchange Act of 1934 (the "EXCHANGE ACT"). There can be no assurance that the requirements of Rule 144 or Rule 701 will be met, or that the stock will ever be saleable.

          (g) Further Limitations on Disposition.  Without in any way limiting
              ----------------------------------
the representations set forth above, Purchaser further agrees that he shall in no event make any disposition of all or any portion of the Shares unless and until:

          (i) (A) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; (B) the resale provisions of Rule 701 or Rule 144 are available in the opinion of counsel to the Company; or
(C)(1) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (2) Purchaser shall have furnished the Company with an opinion of Purchaser's counsel to the effect that such disposition will not require registration of such Shares under the Securities Act, and (3) such opinion of Purchaser's counsel shall have been concurred with by counsel for the Company and the Company shall have advised Purchaser of such concurrence; and,
                               ---

          (ii) The Shares proposed to be transferred shall no longer be subject to the Repurchase Option set forth in Section 3 hereof and Purchaser shall have complied with the right of first refusal set forth in Section 6 hereof and the "lock-up" provisions set forth in Section 10 hereof.

          (h) Valuation of Common Stock.  Purchaser understands that the Shares
              -------------------------
have been valued by the Board of Directors and that the Company believes this valuation represents a fair attempt at reaching an accurate appraisal of their worth; Purchaser understands, however, that the Company can give no assurances that such price is in fact the fair market value of the Shares and that it is possible that, with the benefit of hindsight, the Internal Revenue Service would successfully assert that the value of the Shares on the date of purchase is substantially greater than so determined.

          If the Internal Revenue Service were to succeed in a tax determination that the Shares received had value greater than that upon which the transaction was based, the additional value would constitute ordinary income as of the date of his receipt. The additional taxes (and interest) due would be payable by Purchaser, and there is no provision for the Company to reimburse him for that tax liability, and Purchaser assumes all responsibility for such potential tax liability. In the event that such additional value would represent more than 25 percent of Purchaser's gross income for the year in which the value of the Shares was taxable, the Internal Revenue Service would have six years from the due date for filing the return (or the actual filing date of the return if filed thereafter) within which to assess Purchaser the additional tax and interest which would then be due.

          The Company would have the benefit, in any such transaction, if a determination was made prior to the three year statute of limitations period affecting the Company, of an increase in its deduction for compensation paid, which would offset its operating profits, or, if not profitable, would create net operating loss carry forward arising from operations in that year.

          (i) Section 83(b) Election.  Purchaser understands that Section 83 of
              ----------------------
the Internal Revenue Code of 1986 (the "CODE"), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares pursuant to the Repurchase Option. Purchaser understands that he may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of purchase.
Even if the fair market value of the Shares equals the amount paid for the Shares, the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit C hereto.
                                                          ---------
Purchaser understands that failure to make this filing timely will result in the recognition of ordinary income by Purchaser, as the Repurchase Option lapses, on the difference between the purchase price and the fair market value of the Shares at the time such restrictions lapse.

          (j) PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON PURCHASER'S BEHALF.

          6.   Company's Right of First Refusal.  Before any Shares held by
               --------------------------------
Purchaser or any transferee (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 6 (the "RIGHT OF FIRST REFUSAL").

          (a) Notice of Proposed Transfer.  The Holder of the Shares shall
              ---------------------------
deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (a "PROPOSED TRANSFEREE"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price per share or other consideration for which the Holder proposes to transfer the Shares (the "OFFERED PRICE"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b) Exercise of Right of First Refusal.  At any time within 30 days
              ----------------------------------
after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or any portion of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c) Purchase Price.  The purchase price for the Shares purchased by
              --------------
the Company or its assignee(s) shall be the Offered Price, or such other amount agreed to in writing by the Company and the Purchaser (the "COMPANY PURCHASE PRICE"). If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d) Payment.  Payment of the Company Purchase Price shall be made in
              -------
cash (or such other form of consideration mutually agreed to by the parties) within thirty (30) days after receipt of the Notice.

          (e) Holder's Right to Transfer.  If all of the Shares proposed in the
              --------------------------
Notice to be transferred are not purchased by the Company and/or its assignee(s) as provided in this Section 6, then the Holder may sell or otherwise transfer such Shares to the

Proposed Transferee(s) at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within ninety (90) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of Sections 5 and 6 of this Agreement shall continue to apply to the Shares that are transferred to such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee(s) within such ninety (90) day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) Exception for Certain Family Transfers.  Anything to the contrary
              --------------------------------------
contained in this Section 6 notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's immediate family or a trust for the benefit of Purchaser or Purchaser's immediate family shall be exempt from the provisions of this Section
6. "Immediate family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 6, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 6.

          (g) Termination of Right of First Refusal.  The Right of First Refusal
              -------------------------------------
shall terminate upon the earlier of the closing of (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, (ii) a sale of all or substantially all the assets of the Company and (iii) a Merger.

          (h) Application of Repurchase Option.  Nothing contained in this
              --------------------------------
Section 6 shall serve to allow the transfer by Purchaser of any Unreleased
Shares.

          7.   Rights as Shareholder.  Subject to the terms and conditions of
               ---------------------
this Agreement, Purchaser shall have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers full payment for the Shares until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises the Repurchase Option hereunder. Upon such exercise, Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

          8.   Escrow.  As security for the faithful performance of this
               ------
Agreement, Purchaser agrees, immediately upon receipt of the certificate(s) evidencing the Shares, to deliver such certificate(s), together with a stock power in the form of Exhibit D attached hereto, executed by Purchaser and by
                     ---------
Purchaser's spouse, if any (with the date and number
of Shares left blank), to the Secretary of the Company or its designee ("ESCROW AGENT"); said documents are to be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit E attached
                                                              ---------
hereto and incorporated by this reference, which instructions shall also be delivered to the Escrow Agent after the Closing.

          9.   Restrictive Legends and Stop-Transfer Orders.
               --------------------------------------------

          (a) Legends.  Purchaser understands and agrees that the Company shall
              -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER IS IN COMPLIANCE THEREWITH.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A MARKET STANDOFF PROVISION AND A RIGHT OF REPURCHASE HELD BY THE ISSUER OR ITS ASSIGNEE(S), AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND MARKET STANDOFF PROVISION ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b) Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          10.  Market Standoff Agreement.  Purchaser hereby agrees that if so
               -------------------------
requested by the Company or any representative of the underwriters in connection with any registration of the offering of any equity securities of the Company under the Securities Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the period of time following the effective date of a registration statement of the Company filed under the Securities Act that is agreed to by the Company and such representatives of the underwriters as the lock-up period for the holders of the Company's Common Stock. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period of time.

          11.  Adjustment for Stock Split.  All references to the number of
               --------------------------
Shares and the Purchase Price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

          12.  Successors and Assigns.  The Company may assign any of its rights
               ----------------------
under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Purchaser and its heirs, executors, administrators, successors and assigns.

          13.  Interpretation.  Any dispute regarding the interpretation of this
               --------------
Agreement shall be submitted by Purchaser or by the Company forthwith to the Company's Board of Directors which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on the Company and on Purchaser.

          14.  Governing Law; Severability.  This Agreement shall be governed by
               ---------------------------
and construed in accordance with the laws of the State of California, excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

          15.  Notices.  All notices and other communications required or
               -------
permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed (i) if to Purchaser, at Purchaser's address as set forth beneath Purchaser's signature to this Agreement, or at such other address as Purchaser shall have furnished to the Company in writing, (ii) if to the Company, to Genesys Telecommunications Laboratories, with copy to Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94303-0913, Attention: Jacqueline E. Cowden, or at such other address as the Company shall have furnished to

Purchaser, or (iii) if to the Escrow Agent, to Jacqueline E. Cowden, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94303-0913.

          16.  Further Instruments.  The parties agree to execute such further
               -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          17.  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement of the parties and supersedes in its entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.

          18.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

                              PURCHASER


                              ----------------------------------------------
                              -------------------------

                    Address:


                              GENESYS TELECOMMUNICATIONS LABORATORIES, a
                              California corporation


                              By:
                                 -------------------------------------------
                                 Gregory Shenkman, President

                    Address:  1155 Market Street, 11th Floor
                              San Francisco, California 94103

                               CONSENT OF SPOUSE
                               -----------------



          The undersigned, ______________, spouse of ___________, has read and hereby approves the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any right under the Agreement.




                                   -------------------------------------------
                                   ------------------------

                     FULL RECOURSE, SECURED PROMISSORY NOTE

$31,500.00 San Francisco, California                  January 22, 1997


          FOR VALUE RECEIVED, _____________ promises to pay to Genesys Telecommunications Laboratories, a California corporation (the "Corporation"),
                                                                -----------
or order, the principal sum of Thirty-One Thousand Five Hundred Dollars ($31,500.00), together with interest on the unpaid principal balance from the date hereof at the rate of six and one-half percent (6.5%) per annum, compounded annually.

          Principal and accrued interest hereunder shall be payable in lawful money of the United States of America.

          The unpaid balance of principal and interest subject to this Note shall be due and payable upon the earlier of (i) January 22, 2002 and (ii) the sale of shares of Common Stock of the Corporation by the Purchaser; provided, however, in the event that the undersigned's continuous status as an employee or consultant should terminate for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance of principal and accrued interest subject to this Note shall be due and payable within ninety
(90) days of the date of such termination. Should any action be instituted for the collection of this Note, the reasonable costs of collection of the holder, including attorneys' fees and expenses, shall be paid by the undersigned.

          The Corporation may at any time prepay all or any portion of the principal or interest owing hereunder.

          This Note is subject to the terms of (i) a Restricted Stock Purchase Agreement dated January 22, 1997 (the "Purchase Agreement") and (ii) a Security
                                       ------------------
Agreement of even date January 22, 1997, each between the Corporation and the Purchaser. Capitalized terms used herein, unless otherwise defined, shall have the meanings assigned to them in the Purchase Agreement. This Note is secured by a pledge of Common Stock under the terms of the Security Agreement and is subject to all the provisions thereof.

          This Note shall be with full recourse against the undersigned. In the event of default, the initial recourse of the holder of the note for payment of the undersigned's obligations hereunder (including principal, interest and costs of collection) shall be to proceed against the collateral securing the Note pursuant to the Security Agreement. The undersigned waives notice of default, presentation or demand for payment and protest and notice of nonpayment or dishonor.

This Note shall be governed by the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state.

                                     PURCHASER


                                     ---------------------------------------
                                     --------------------

                                   EXHIBIT B
                                   ---------

                               SECURITY AGREEMENT



          This Security Agreement is made as of January 22, 1997 among Genesys Telecommunications Laboratories, a California corporation ("Pledgee"),
                                                            -------
________________ ("Pledgor") and _____________________ of Brobeck, Phleger &
                   -------
Harrison LLP (the "Escrow Agent").
                   ------------

          WHEREAS, Pledgor has elected to purchase a total of 42,000 Shares of Common Stock of Pledgee (the "Shares") pursuant to a Restricted Stock Purchase
                              ------
Agreement dated January 22, 1997 (the "Purchase Agreement") for an aggregate
                                       ------------------
purchaser price of $31,500 (the "Purchase Price").  Under the terms of such
                                 --------------
Purchase Agreement, Pledgor has further elected to pay $31,500 of the Purchase Price with Pledgor's promissory note dated January 22, 1997 (the "Note"). Capitalized terms used herein, unless otherwise defined, shall have the meanings assigned to them in the Purchase Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

          1.   Creation and Description of Security Interest.  In consideration
               ---------------------------------------------
of the transfer of the Shares to Pledgor under the Purchase Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges the Shares (herein sometimes referred to as the "Collateral"). The Shares are represented by
                              ----------
certificate number __________, duly endorsed in blank or with executed Stock powers, and Pledgor herewith delivers said certificate of the Escrow Agent pursuant to the Purchase Agreement, who shall hold said certificate subject to the terms and conditions of this Security Agreement.

          (a) The pledged Stock (together with an executed blank Stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Escrow Agent as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Purchase Agreement, and the Escrow Agent shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

          2.   Pledgor's Representations and Covenants.  To induce Pledgee to
               ---------------------------------------
enter into this Security Agreement, Pledgor represents and covenants to Pledgee, his successors and assigns, as follows:

          (a) Payment of Indebtedness.  Pledgor will pay the principal sum of
              -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b) Encumbrances.  The Shares are free of all other encumbrances,
              ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c) Margin Regulations.  In the event that Pledgee's Common Stock is
              ------------------
now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to
                                              ------------
cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

          3.   Voting Rights.  During the term of this pledge and so long as all
               -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

          4.   Options and Rights.  In the event that, during the term of this
               ------------------
pledge, subscription options or other rights or options shall be issued in connection with the pledged Shares, such rights, options and options shall be the property of Pledgor and, if exercised by Pledgor, all new Stock or other securities so acquired by Pledgor in connection with the pledged Shares then held by the Escrow Agent shall be immediately delivered to Escrow Agent to be held under the terms of this Security Agreement in the same manner as the pledged Shares.

          5.   Default.  Pledgor shall be deemed to be in default of the Note
               -------
and of this Security Agreement in the event:

               (a) Payment of principal or interest on the Note shall be delinquent for a period of 30 days or more; or

          (b) Pledgor fails to perform any of the covenants set forth in the Purchase Agreement, or contained in this Security Agreement, for a period of 30 days after written notice thereof from Pledgee.

          (c) In the case of an event of default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor. Pledgee's initial recourse in such an event, shall be to proceed against the Collateral held pursuant to this Security Agreement, but shall not be limited to such Collateral.

          6.   Release of Collateral.  Subject to any applicable contrary rules
               ---------------------
under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by the Escrow Agent hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

          7.  Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
              ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

          8.   Term.  The within pledge of Shares shall continue until the
               ----
payment of all indebtedness secured hereby, at which time the remaining pledged Stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 6 above.

          9.   Insolvency.  Pledgor agrees that if a bankruptcy or insolvency
               ----------
proceeding is instituted by or against him, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

          10.  Escrow Agent Liability.  In the absence of willful negligence,
               ----------------------
the Escrow Agent shall not be liable to any party for any of his acts, or omissions to act, as the Escrow Agent.

          11.  Invalidity of Particular Provisions.  The parties hereto agree
               -----------------------------------
that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

          12.  Successors or Assigns. The parties hereto agree that all of the
               ---------------------
terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein
                                -------                -------
shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

          13.  Notices.  All notices and other communications required or
               -------
permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) four (4) days after deposit with the U.S. Postal Service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed (i) if to Pledgor, at Pledgor's address as set forth beneath Pledgor's signature to this Security Agreement, or at such other address as Pledgor shall have furnished to Pledgee in writing, (ii) if to Pledgee, to Genesys Telecommunications Laboratories, 1155 Market Street, 11th Floor, San Francisco, California 94103, Attention: President and with copy to Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, CA 94303, Attention: Jacqueline E. Cowden, Esq., or at such other address as Pledgee shall have furnished to Pledgor or (iii) if to the Escrow Agent, to Jacqueline E. Cowden, c/o Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, CA 94303.

          14.  Governing Law.  This Security Agreement shall be interpreted and
               -------------
governed under the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             "PLEDGOR"


                             -----------------------------------------
                             ---------------------

                    Address:




                              "PLEDGEE"

                              GENESYS TELECOMMUNICATION
                              LABORATORIES, a California corporation


                              By:
                                 --------------------------------------
                                 Gregory Shenkman, President



                              "ESCROW AGENT"



                              -----------------------------------------
                              Jackie E. Cowden

                                   EXHIBIT D
                                   ---------

                           STOCK POWER AND ASSIGNMENT
                           --------------------------
                           SEPARATE FROM CERTIFICATE
                           -------------------------



          FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of January 22, 1997, the undersigned hereby sells, assigns and transfers unto ____________________, ____________________
(____________________) shares of Common Stock of Genesys Telecommunications Laboratories, a California corporation, standing in the undersigned's name on the books of said corporation represented by certificate number ____________________ delivered herewith, and does hereby irrevocably constitute and appoint ____________________ as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.


Dated:  ____________________, 19__


                               -------------------------------------------
                               (Signature)


                               -------------------------------------------
                               (Please Print Name)


                               -------------------------------------------
                               (Spouse's Signature, if any)


                               -------------------------------------------
                               (Please Print Name)


This Assignment Separate From Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor and Genesys Telecommunications Laboratories dated as of January 22, 1997.

INSTRUCTION:   PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.

                                   EXHIBIT D
                                   ---------

                           STOCK POWER AND ASSIGNMENT
                           --------------------------
                           SEPARATE FROM CERTIFICATE
                           -------------------------



          FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of January 22, 1997, the undersigned hereby sells, assigns and transfers unto ____________________, ____________________
(____________________) shares of Common Stock of Genesys Telecommunications Laboratories, a California corporation, standing in the undersigned's name on the books of said corporation represented by certificate number __________ delivered herewith, and does hereby irrevocably constitute and appoint Wilson Sonsini Goodrich & Rosati as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.


Dated:  ____________________, 19__


                               -------------------------------------------
                               (Signature)


                               -------------------------------------------
                               (Please Print Name)


                               -------------------------------------------
                               (Spouse's Signature, if any)


                               -------------------------------------------
                               (Please Print Name)



This Assignment Separate From Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor and Genesys Telecommunications Laboratories dated as of January 22, 1997.

INSTRUCTION:   PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.

                                   EXHIBIT E
                                   ---------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------


                                                                January 22, 1997

Jacqueline E. Cowden
c/o Brobeck, Phleger & Harrison LLP
Two Embarcadero Place
2200 Geng Road
Palo Alto, CA 94303

Dear Ms. Cowden:

          As Escrow Agent for both Genesys Telecommunications Laboratories, a California corporation (the "COMPANY"), and Michael McCloskey ("PURCHASER"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the "AGREEMENT"), dated as of January 22, 1997, to which a copy of these Joint Escrow Instructions is attached, in accordance with the following instructions:

     1. In the event that the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "COMPANY") exercises the Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check or such other form of consideration mutually agreed to by the parties) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with the Department of Corporations of the State of California of an

Application for Consent to Transfer Securities Subject to Legend or Escrow Condition Pursuant to Section 25151 of the California Corporate Securities Law of 1968. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of Purchaser after each successive one-year period from the date of the Agreement, unless the Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Repurchase Option. Ninety days after cessation of Purchaser's service as an employee or consultant of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares sold and issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Repurchase Option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or four (4) days following deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

    COMPANY:         Genesys Telecommunications Laboratories
                     1155 Market Street, 11th Floor
                     San Francisco, California 94103

    PURCHASER:

                     ESCROW AGENT: Jacqueline E. Cowden
                     c/o Brobeck, Phleger & Harrison LLP
                     Two Embarcadero Place
                     2200 Geng Road
                     Palo Alto, CA 94303

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                              Very truly yours,

                              GENESYS TELECOMMUNICATIONS
                              LABORATORIES
                              a California corporation



                              By:
                                 ----------------------------------------
                                 Gregory Shenkman, President


                              PURCHASER:



                              -------------------------------------------

ESCROW AGENT:


----------------------------------------
Jacqueline E. Cowden